EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, David S. DeVito, President and Chief Executive Officer of TCW ALTERNATIVE FUNDS (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 11, 2015	/s/ David S. DeVito

David S. DeVito, President and
Chief Executive Officer (principal executive officer)

I, Richard M. Villa, Treasurer of TCW ALTERNATIVE FUNDS (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 11, 2015	/s/ Richard M. Villa

Richard M. Villa, Treasurer
(principal financial officer)